UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2015

Ventas, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.
    On January 7, 2015, Ventas, Inc. ("Ventas") and American Realty Capital Healthcare Trust, Inc. ("HCT") announced that the definitive election deadline for HCT's stockholders to make an election to receive cash consideration, stock consideration or a combination of both, subject to proration, for their shares of HCT common stock upon completion of the merger of HCT with and into a wholly owned subsidiary of Ventas, pursuant to the Agreement and Plan of Merger, dated as of June 1, 2014, as amended, by and among Ventas, HCT, Stripe Sub, LLC, Stripe OP, LP and American Realty Capital Healthcare Trust Operating Partnership, L.P., will be 5:00 p.m. Eastern Time on January 14, 2015.
    Ventas and HCT issued a joint press release dated January 7, 2015 announcing the foregoing, a copy of which is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
Additional Information about the Proposed Transaction and Where to Find It
    This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Ventas has filed with the SEC a registration statement on Form S-4, as amended, which contains a proxy statement of HCT and a prospectus of Ventas, and each party will file other documents with respect to Ventas's proposed acquisition of HCT. The registration statement on Form S-4, as amended, contains a preliminary proxy statement/prospectus and was declared effective by the SEC on December 15, 2014, and the definitive proxy statement/prospectus was mailed to HCT's stockholders on December 15, 2014. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
    Investors may obtain free copies of the registration statement, the definitive proxy statement/prospectus and other relevant documents filed by Ventas and HCT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas's website at www.ventasreit.com, and copies of the documents filed by HCT with the SEC are available free of charge on HCT's website at www.archealthcaretrust.com.
Participants in Solicitation Relating to the Merger
    Ventas and HCT and their respective directors and executive officers may be deemed participants in the solicitation of proxies from HCT's stockholders in respect of the proposed transaction. Information regarding Ventas's directors and executive officers can be found in Ventas's definitive proxy statement for Ventas's 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Information regarding HCT's directors and executive officers can be found in HCT's definitive proxy statement for HCT's 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014. Additional information regarding the interests of such potential participants has been included in the registration statement and the definitive proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available free of charge on the SEC's website and from Ventas or HCT, as applicable, using the sources indicated above.
Item 9.01.	Financial Statements and Exhibits.
(a)  Financial Statements of Businesses Acquired.
Not applicable.
(b)  Pro Forma Financial Information.
Not applicable.
(c)  Shell Company Transactions.
Not applicable.
 (d)  Exhibits.
Exhibit Number	Description
99.1	Joint press release issued by Ventas and HCT on January 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:  January 7, 2015

By:	/s/ Kristen M. Benson
Name:	Krisetn M. Benson
Title:	Senior Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release issued by Ventas and HCT on January 7, 2015